UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 28, 2005

STAAR Surgical Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-11634	95-3797439
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1911 Walker Ave, Monrovia, California		91016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-303-7902

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On July 28, 2005, STAAR Surgical Company (the "Company") issued a press release announcing its financial results for the quarter ended July 1, 2005. A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated herein by this reference.

On July 28, 2005, the Company held an earnings conference call to discuss the financial results for the quarter and the six months ended July 28, 2005. An archive of the webcast of the conference call has been posted on the Company's website at www.staar.com. A transcript of the conference call is attached as Exhibit 99.2 to this Report and is incorporated herein by this reference.

The information furnished in Items 2.02 and 7.01 of this Current Report on Form 8-K, including the exhibits incorporated by reference, will not be treated as "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 1, 2005, the Company's Board of Directors appointed Deborah Andrews as its new Chief Financial Officer.

Ms. Andrews, Age 47, has served as the Company's Interim Chief Financial Officer, Vice President and Principal Accounting Officer since April 28, 2005. She has been employed by the Company since 1995, serving as Global Controller from 2001 to 2005, Vice President, Finance, of STAAR Surgical AG (Switzerland) from 1999-2001, and Assistant Controller from 1995 to 1999. She previously served as an internal auditor for Bourns, Inc., a maker of electronic components, from 1994 to 1995, and an auditor for KPMG Peat Marwick from 1991-1994.

Item 7.01 Regulation FD Disclosure.

STAAR's conference call on July 28, 2005 included a discussion of a letter received on that day by STAAR from the U.S. Food and Drug Administration ("FDA") Office of Device Evaluation, stating that the FDA has reviewed the Company's pre-market approval application ("PMA") for the STAAR Myopic VISIAN ICL(TM) and has determined that the PMA is approvable subject to an FDA inspection that finds the Company's manufacturing facilities, methods and controls in compliance with the applicable requirements of the FDA's Quality System Regulation. An archive of the webcast of the conference call has been posted on the Company’s website at www.staar.com. A transcript of the conference call is attached as Exhibit 99.2 to this report and is incorporated herein by this reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAAR Surgical Company

August 3, 2005	By:	/s/ David Bailey

Name: David Bailey
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated July 28, 2005.
99.2	Transcript of conference call held on July 28, 2005.